UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21575

BRYCE CAPITAL GROWTH FUND

BRYCE CAPITAL VALUE FUND,

EACH A SERIES OF BRYCE CAPITAL FUNDS

 (Exact name of registrant as specified in charter)

              2 Thornell Road, Pittsford, NY                            14534

(Address of principal executive offices)               (Zip code)

              Dennis E. Lohouse, Treasurer, Bryce Capital Funds, 2 Thornell Road, Pittsford, NY 14534

Registrant's telephone number, including area code: 585-381-2990

Date of fiscal year end: 6/30/05

Date of reporting period: 6/30/05

Form N-CSR is to used by management investment companies to file reports with the Commission no later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. – 3507.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Bryce Capital Funds

By (Signature and Title)

*/s/ Edmond D. Sheidlower

       Edmond D. Sheidlower, President

Date      08/15/05

By (Signature and Title)

*/s/ Dennis E. Lohouse, CFA

       Dennis E. Lohouse, CFA, Treasurer

Date      08/15/05

Bryce Capital Value Fund

Annual Report to Shareholders

June 30, 2005

Bryce Capital Growth Fund

The Views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Funds will continue to hold these securities in the future. Before investing, please carefully read the prospectus, which contains more complete information, including the investment objective, fees, risks and expenses. Contact the Bryce Capital Funds at 1-866-62BRYCE if you have any questions or to obtain a prospectus. The prospectus can also be obtained from our website at www.brycefunds.com

Performance data quoted represents past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate and Fund shares when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risks, which is the possibility that the market values of securities owned by the Funds will decline and the value of the Funds’ shares may therefore be less than what you paid for them.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Table of Contents

Presidents Letter to Shareholders…………………………………………

Performance Returns……………………………………………………

Bryce Capital Growth Fund

Portfolio Commentary ……………………………………………………

Top Ten Holdings…………………………………………………………

Top Five Sectors……………………………………………………………Schedule of Investments……………………………………………………

Financial Statements……………………………………………………….

Statement of Assets and Liabilities…………………………………

Statement of Operations……………………………………………

Statement of Changes in Net Assets………………………………

Financial Highlights…………………………………………………

Bryce Capital Value Fund

Portfolio Commentary………………………………………………………

Top Ten Holdings…………………………………………………………

Top Five Sectors……………………………………………………………

Schedule of Investments………………………………………………….…

Financial Statements………………………………………………………

Statement of Assets and Liabilities…………………………………

Statement of Operations…………………………………………….

Statement of Changes in Net Assets………………………………

Financial Highlights…………………………………………………

Notes to Financial Statements…………………………………………….

Report of Independent Registered Public Accounting Firm…………………

Trustees and Officers………………………………………………………

Shareholder Fee Examples…………………………………………………

Letter to Shareholders

Dear Valued Shareholder:                                                                                                       June 30, 2005

I would like to begin by again thanking you for your investment in the Bryce Family of Mutual Funds as well as welcoming the many new shareholders that have joined us since my last report at year-end.  As always, we very much appreciate the trust that you have placed in us and please know that as fellow shareholders, we will always strive to generate strong performance while keeping costs well below the average mutual fund.

We are very pleased to report that during the first half of 2005, the Bryce Funds continued their outperformance relative to the benchmark S&P 500 Index*.  Performance in the Bryce Capital Growth Fund and the Bryce Capital Value Fund are ahead of the S&P 500 Index* both year to date and since inception of the Funds. For more specific performance information I encourage you to refer to the specific Fund reports that follow.

The first half of the year for the stock market was one in which a lot of action resulted in little progress.  The second quarter finished on a positive note, as the month of May was very strong following weakness in the previous couple of months.  However, when all was said and done, the stock market finished the first six months down just under 1% as measured by the S&P 500 Index*.

The driver of the stock market continued to be the Federal Reserve and oil prices.  Oil, after pulling back some prior to year-end rallied again to all time highs.  This artificial “tax” on consumers continued to be a concern.  Consumers did continue to spend heavily as indicated by strong consumer spending and as a result strong retail sales.  The Federal Reserve continued to move up the Fed Funds rate, thus increasing short-term interest rates.  On the positive side, reported earnings were strong with the vast majority of companies either meeting or beating earnings expectations.

As we look forward to the second half of 2005, we remain cautiously optimistic with many of the same concerns of the past year still hanging over the stock market.  Expectations are for the Federal Reserve to continue to raise rates at least through the summer.  Oil prices hitting highs during the warmer months does not bode well for prices when we enter the heating season and the consumer sentiment numbers suggest that the consumer is starting to feel the pinch, which may at some point be felt at the cash registers.  In addition, it appears that the possibility of a terrorist action is also being priced into the market.  However, if the economy and earnings can continue to grow at the rate that they are, in a low interest rate environment, we believe stock prices should continue upward.

Again, I would like to thank you for the opportunity you have provided us at the Bryce Funds.

Ed Sheidlower, CMFC

President, Bryce Capital Funds

*The S&P 500 Index is an unmanaged market capitalization-weighted index of common stocks generally considered to be representative of the stock market in general. You cannot invest directly in an index. Mutual Fund fee data derived from Investment Company Institute, Morningstar, Inc.

Bryce Capital Funds
Performance Results

	Bryce Capital Value Fund			Bryce Capital Growth Fund			Benchmark
		Quarterly	Relative		Quarterly	Relative	S&P
Date	NAV	Return	to S&P 500	NAV	Return	to S&P 500	500 Index*
Quarterly
9/14/2004	$10.00	-	-	$10.00	-	-	-

12/31/2004	$10.78	7.8%	0.4%	$10.74	7.4%	0.0%	7.4%

3/31/2005	$10.78	-0.1%	2.1%	$10.44	-2.8%	-0.7%	-2.2%

6/30/2005	$11.20	3.9%	2.5%	$10.71	2.6%	1.2%	1.4%

Year to Date		3.9%	4.7%		-0.3%	0.5%	-0.8%
Through 6/30/2005

Since Inception		12.0%	5.5%		7.1%	0.5%	6.5%
from 9/14/2004

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-866-62-BRYCE.

*Benchmarks

  *The S&P 500 Index (SPX) is an unmanaged market capitalization-weighted index of common stocks generally considered to be representative of the stock market in general.  Each stock's weight in the index is proportionate to its market value. You cannot invest directly in an index.

Bryce Capital Growth Fund:

We are pleased to report that the Bryce Capital Growth Fund has outperformed the benchmark S&P 500 Index* both year to date and since inception of the Fund through June 30, 2005.  Since inception on September 14, 2004, your Fund’s return is 7.09%, ahead of the benchmark S&P 500 Index*.  We are very proud of this performance as 2004 and a good portion of 2005’s market performance was dominated by the return of value stocks.  This weakness in many growth stocks was evident when one looks at the S&P Barra Growth Index*. The Bryce Capital Growth Fund more than doubled that Index’s 3.88% return since your Fund’s inception date through June 30th.

During the first half of 2005, the Fund was positioned with the highest weightings being in the healthcare and consumer discretionary sectors.   The overweights in these two sectors added significantly to the strong performance of the Fund during this period.  From the beginning of the quarter, we reduced our industrial, financial and technology weightings and increased energy, healthcare and consumer discretionary.  Each of these decisions contributed positively to the performance.  Oil prices hitting record high levels led to strong performance from the energy holdings and as signs of the strengthening economy were more evident, some of the early cyclicals in the industrial group showed weakness, which supported our underweight in that sector.

Although the performance of the Fund came from many different individual stocks and several sectors, a few stocks in particular performed extremely well during the first 6 months of 2005.  The strongest contributor was Lifepoint Hospitals, which owns and operates hospitals in non-urban communities predominately in the southeast United States.  Lifepoint was up 45.2% year to date through June 30th.  In addition, Coventry Health Care, which provides managed care products and services, was up 33.3% in the first two quarters.  Another long term holding that also had a stellar start to the year, Cerner Corporation was up 27.8% during that period.  A number of stocks that were added during the quarter also had very positive contributions.  With retail sales strong and the consumer continuing to spend heavily we added Chico’s FAS, Incorporated and Urban Outfitters.  These two stocks were up 27.4% and 21.3% respectively since purchased through June 30th.  In addition, Hansen Natural was up 27.9% and all three of our energy holdings were up in excess of double digits.

On the down side, we were hurt by our holding in Doral Financial.  As interest rates rose, the fear in the market place was that new mortgages would slow considerably.  Doral Financial, a Puerto Rico based bank with a large mortgage business came under attack from investors.  We exited the stock in March at $39.78 a share for a loss of approximately 7.50%, but avoided the real damage as the stock closed at $16.54 on June 30th.  Another stock that hurt us during this period was previously one of our strongest performers, that being Old Dominion Freight Line.  This motor carrier benefited strongly last year from strong earnings and demand for their services, but was hurt along with most of the transportation stocks by the run up in oil prices.  We eliminated this stock from the portfolio as well.

We continue to concentrate on purchasing and holding only those companies that meet our stringent fundamental requirements.  We feel that those companies that meet these characteristics will be rewarded regardless of the macroeconomic environment.

Again, please allow me as a fellow shareholder, to thank you for your confidence and investment in the Bryce Capital Growth Fund.

Ed Sheidlower, CMFC

Portfolio Manager

The Fund’s portfolio holdings are subject to change and should not be considered to be a recommendation to buy or sell individual securities.  The information contained herein is derived from sources believed to be reliable.  However, we do not represent that this information is complete or accurate and should not be relied on as such.

*The S&P 500 Index is an unmanaged market capitalization-weighted index of common stocks generally considered to be representative of the stock market in general.  The S&P 500/BARRA Growth Index is a market capitalization weighted index comprised of the stocks in the S&P 500 Index that have higher price-to-book ratios. You cannot invest directly in an index.

*The S&P 500 BARRA Growth Index is constructed by dividing the stocks in the S&P 500 Index according to a single attribute: price-to-book ratio.  Each company in the S&P 500 Index is assigned to either the BARRA Value or the BARRA Growth based on this ratio.

Bryce Capital Value Fund:

We are very pleased to report that the Bryce Capital Value Fund continued its very strong performance during the last six months.  In the first 6 months of 2005, your Fund outperformed the benchmark S&P 500 Index* by 4.7%.  Since the inception date of September 14, 2004, the Fund was up 12.0% through June 30, 2005 versus the Fund’s benchmark S&P 500 Index*, which was up 7.1%.  Beating the broader market by 5.50% since inception is made even more gratifying, since it includes the first 6 months of 2005 in which a shift in the market was made away from value stocks and into growth stocks.

During the first 6 months of 2005, the Fund was positioned with the largest sector weightings being in healthcare, information technology, energy and consumer discretionary.  Each of these sectors contributed positively to the Fund’s performance.  The holdings in the consumer discretionary sector had the largest positive impact with several of the names making large contributions.  The largest gainer was a name added to the portfolio earlier this year and that was Carter’s Incorporated.  Carter’s, well known for making baby apparel, was up 65.99% during the first six months of the year after announcing the acquisition of Oshkosh B’Gosh.  Also in the retail arena American Eagle continued to be a very strong performer, up 30.11% year to date, as the young consumer continued to spend heavily.  Other big winners during this period were Labarge, an industrial company that provides manufacturing and engineering contract services up 40.15% during the period and Komag, a manufacturer of thin-film computer disks up 37.72% during the period.

On the down side, performance was dragged down by a few names that we liquidated during the first 6 months of this year.  Blue Green Corporation had the most negative contribution to performance. Blue Green, which markets and operates residential and vacation resorts and developments, disappointed significantly on the earnings front during a period in which expectations for this type of business were high. This due to low interest rates and attractive dollar exchange rates for foreigners.   We sold our holdings at a loss on this news.  Greenbrier, a manufacturer and supplier of transportation equipment and services to the rail and railroad industries was also sold during this period at a loss of about 17%.  This company was down on fears of a slowing economy and the impact of rising oil prices.  Our third largest negative contributor was J2 Communications Incorporated, which we sold at a 12% loss.  J2, a provider of outsourced messaging and communication services to individuals and businesses, was hurt by discussions of a proposed tax on assigned telephone numbers that would hurt the company's profitability.

The Bryce Capital Value Fund continues to buy only companies that meet the strict valuation parameters outlined in the prospectus.  We continue to feel that the Fund is well positioned to take advantage of the current economic environment.  2005 will continue to be a year in which the stock market will be fighting concerns about the strength of the economy, rising oil prices, rising interest rates and terrorism.  However, if the consumer continues spending at current rates and earnings reports continue to come in at current levels or better, our expectations for the economy for the rest of 2005 are positive.

Again, as a fellow shareholder of the Fund, I would like to thank you for your confidence and investment in the Bryce Capital Value Fund.

Ed Sheidlower, CMFC

Portfolio Manager

The Fund’s portfolio holdings are subject to change and should not be considered to be a recommendation to buy or sell individual securities.  The information contained herein is derived from sources believed to be reliable.  However, we do not represent that this information is complete or accurate and should not be relied on as such.

*The S&P 500 Index is an unmanaged market capitalization-weighted index of common stocks generally considered to be representative of the stock market in general. You cannot invest directly in an index.

Bryce Capital Growth Fund
Investments

Top Ten Stocks as of June 30, 2005
Percentage of Fund's net assets
Lifepoint Hospitals	3.9
Cerner Corp.	3.8
Grant Prideco Inc.	3.8
Urban Outfitters	3.7
Hanson Hatural	3.7
Coventry Health Care	3.6
Chicos FAS Inc.	3.6
Verisign	3.6
Marvell Technologies	3.5
Constellation Brands	3.5
36.7

Top Five Market Sectors as of June 30, 2005
Percentage of Fund's net assets
Health Care	27.1
Consumer Discretionary	22.8
Information Technology	13.3
Energy	10.5
Financials	9.4

Bryce Capital Value Fund
Investments

Top Ten Stocks as of June 30, 2005
Percentage of Fund's net assets
Carter's Inc.	2.5
LaBarge Inc.	2.4
ATP OIL & Gas Corp.	2.3
Vintage Petroleum	2.2
Penn National Gaming	2.2
Oakley Inc.	2.2
Brightpoint	2.1
Invitrogen Corp.	2.1
Komag Inc.	2.1
Range Resources Corp.	2.1
22.2

Top Five Market Sectors as of June 30, 2005
Percentage of Fund's net assets
Health Care	17.8
Information Technology	17.5
Energy	16.5
Consumer Discretionary	16.2
Financials	9.5

Bryce Capital Growth Fund
Schedule of Investments
Showing Percentage of Net Assets as of June 30, 2005
COMMON STOCK - 99.7%
	Shares	Value
Industrials - 6.5%
Ametek	1,925	$80,561
Labor Ready Inc.+	2,900	67,599
		148,160
Consumer Discretionary - 22.8%
Ameristar Casinos+	2,700	70,443
Boyd Gaming	1,350	69,026
Chicos FAS Inc.+	2,425	83,129
Quicksilver Inc.+	4,800	76,704
Reebok International Ltd.	1,775	74,248
Station Casinos Inc.	1,000	66,400
Urban Outfitters	1,500	85,035
		524,985
Consumer Staples - 7.1%
Constellation Brands	2,700	79,650
Hanson Natural	1,000	84,720
		164,370
Energy - 10.5%
Grant Prideco Inc.	3,275	86,624
Nabors Industries Ltd.	1,275	77,290
Precision Drilling Corp.	1,950	76,986
		240,900
Financials - 9.4%
Northern Trust Co.	1,500	68,385
WR Berkley Corp.	2,150	76,712
Zions Bancorp	975	71,692
		216,789
Health Care - 27.1%
Cerner Corp.	1,300	88,361
Coventry Health Care	1,175	83,131
Fisher Scientific	1,125	73,013
Genzyme Corp.	1,150	69,103
Gilead Sciences	1,775	78,082
Invitrogen Corp.	900	74,961
Lab Corp of America Holdings	1,350	67,365
Lifepoint Hospitals Inc.	1,775	89,673
		623,689
6
Bryce Capital Growth Fund
Investments - continued
as of June 30, 2005
COMMON STOCK - continued
	Shares	Value
Information Technology - 13.3%
Apple Computer Inc.	1,800	$66,258
Cognizant Tehnology Solutions	1,625	76,586
Marvell Technologies Inc.	2,125	80,835
Verisign Inc.	2,850	81,966
		305,645
Services - 3.0%
Brighton Horizons Family Solutions	1,700	69,224

TOTAL COMMON STOCKS (cost $2,079,903)		2,293,762

MONEY MARKET FUNDS - 0.3%

BONY Hamilton Money Market Fund	7,809	7,809
(cost $7,809)

TOTAL MONEY MARKET FUNDS		7,809

TOTAL INVESTMENTS (cost $2,087,713)

OTHER ASSETS LESS LIABILITIES		20,468

NET ASSETS - 100%		$2,322,039

Bryce Capital Value Fund
Schedule of Investments
Showing Percentage of Net Assets as of June 30, 2005
COMMON STOCK - 99.7%
	Shares	Value
Industrials - 8.2%
Ametek	1,475	$61,729
Engineered Support Systems	1,600	57,328
LaBarge Inc.	3,875	70,331
Precision Castparts Corp.	660	51,414
		240,802
Consumer Discretionary - 16.2%
Aldila Inc.	2,500	48,900
American Eagle Outfitters	1,925	59,001
Carter's Inc.	1,250	72,975
Gildan Activewear	2,325	61,264
K-Swiss Inc.	1,700	54,978
O'Reilly Automotive Inc.	2,000	59,620
Oakley Inc.	3,750	63,863
Timberland Co.	1,450	56,144
		476,745
Consumer Staples - 4.1%
Pepsi Americas	2,325	59,660
Steiner Leisure Ltd.	1,675	62,092
		121,752
Energy - 16.5%
ATP Oil & Gas Corp.	2,900	67,860
Cal Dive International	1,200	62,844
EOG Resources	1,000	56,800
Nabors Industries	900	54,558
National Oilwell Varco	1,237	58,807
Oil States International	2,400	60,408
Range Resources	2,300	61,870
Vintage Petroleum	2,125	64,749
		487,896
Financials - 9.5%
Genworth Financial	1,925	58,193
Lehman Brothers Holdings	570	56,590
Northern Trust Co.	1,150	52,428
Prudential Financial	900	59,094
Zions Bancorp	750	55,148
		281,453

Bryce Capital Value Fund
Investments - continued
as of June 30, 2005
COMMON STOCK - continued
	Shares	Value
Health Care - 17.8%
Abbott Labs	1,175	$57,587
Community Health Systems	1,510	57,063
Davita Inc.	1,175	53,439
HCA Healthcare Co.	1,050	59,503
Health Net Inc.	1,525	58,194
Invitrogen Corp.	750	62,467
McKesson Inc.	1,325	59,347
Sierra Health Services Inc.	800	57,168
UnitedHealth Group	1,150	59,961
		524,729
Materials - 3.7%
Headwaters Inc.	1,625	55,867
Monsanto	845	53,125
		108,992
Transportation - 1.9%
OMI Corp.	3,025	57,505
		57,505
Information Technology - 17.5%
Activision	3,358	55,474
Amphenol Corp.	1,295	52,020
Brightpoint	2,850	63,241
Emulex Corp.	3,000	54,780
Komag Inc.	2,200	62,414
Motorola Inc.	3,250	59,345
NetGear Inc.	3,050	56,730
Take Two Interactive Software	2,200	55,990
Western Digital Corp.	4,100	55,022
		515,016
Telecommunication Services - 2.1%
J2 Global Communications	150	$5,166
Nokia Corp.	3,350	55,744
		60,910

Bryce Capital Value Fund
Investments - continued
as of June 30, 2005
COMMON STOCK - continued
	Shares	Value

Services - 2.2%
Penn National Gaming	1,750	63,875

TOTAL COMMON STOCKS (cost $2,617,746)		2,939,675

MONEY MARKET FUNDS - 0.3%

BONY Hamilton Money Market Fund	7,548	7,548
(cost $7,548)

TOTAL MONEY MARKET FUNDS		7,548

TOTAL INVESTMENTS (cost $2,625,294)		2,947,223

OTHER ASSETS LESS LIABILITIES		11,850

NET ASSETS - 100%		$2,959,073

BRYCE CAPITAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005

		Bryce Capital
		Value Fund
Assets:
	Investments in securities, at fair value
	(Cost $2,617,746 ) (Note 2)	$ 2,939,675
	Cash and Cash equivalents	7,548
	Dividends and interest receivable	1,831
	Receivable for securities sold	49,499
	Due from advisor	39,138
	Prepaid expenses and other assets	614
	Total Assets	3,038,305

Liabilities:
	Payable for investments purchased	59,715
	Accrued Advisory Fees	2,422
	Accrued expenses and other liabilities	17,095
	Total Liabilities	79,232

	Net Assets	$2,959,073

Net Assets Consist Of:
	Paid in capital	$2,788,061
	Accumulated net investment loss	(7,894)
	Accumulated net realized loss from security transactions	(143,023)
	Net unrealized appreciation of investments	321,929

		$2,959,073

	Shares Oustanding	264,298

	Net asset value and redemption price per share	$11.20

BRYCE CAPITAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005

		Bryce Capital
		Growth Fund
Assets:
	Investments in securities, at fair value
	(Cost $2,079,903 (Note 2)	$ 2,293,762
	Cash and Cash equivalents	7,809
	Dividends and interest receivable	457
	Receivable for securities sold	134,785
	Due from advisor	39,228
	Prepaid expenses and other assets	614
	Total Assets	2,476,655

Liabilities:
	Payable for investments purchased	135,841
	Accrued Advisory Fees	1,920
	Accrued expenses and other liabilities	16,855
	Total Liabilities	154,616

	Net Assets	$ 2,322,039

Net Assets Consist Of:
	Paid in capital	$ 2,253,625
	Accumulated net investment loss	(9,704)
	Accumulated net realized loss from security transactions	(135,741)
	Net unrealized appreciation of investments	213,859

		$ 2,322,039

	Shares Oustanding	216,908

	Net asset value and redemption price per share	$ 10.71

BRYCE CAPITAL FUNDS
STATEMENT OF OPERATIONS
For the Period of September 14, 2004* through June 30, 2005

Bryce Capital
Value Fund
Investment Income:
Dividends	$ 10,966
Interest	655
Total investment income	11,621

Expenses:
Advisory fees (Note 3)	15,706
Accounting fees	21,418
Transfer agent fees	8,228
Legal fees	10,131
Audit fees	5,700
Registration fees	8,061
Insurance expense	2,075
Shareholder reporting expense	2,518
Custody fees	12,350
Total expenses	86,187

Less:
Advisory fees waived and expenses reimbursed (Note 3)	(66,672)
Net expenses	19,515
Net investment loss	(7,894)

Net Realized and Unrealized Gain/(Loss)
on Investments (Notes 2 and 4):
Net realized gain/(loss) from security transactions	(143,023)
Net change in unrealized appreciation of investments	321,929
Net realized and unrealized gain on investments	178,906

Net increase in net assets resulting from operations	$ 171,012

* Commencement of operations

BRYCE CAPITAL FUNDS
STATEMENT OF OPERATIONS
For the Period of September 14, 2004* through June 30, 2005

Bryce Capital
Growth Fund
Investment Income:
Dividends	$ 4,245
Interest	211
Total investment income	4,456

Expenses:
Advisory fees (Note 3)	12,138
Accounting fees	19,272
Transfer agent fees	8,165
Legal fees	9,666
Audit fees	5,700
Registration fees	8,061
Insurance expense	2,075
Shareholder reporting expense	2,519
Custody fees	7,755
Total expenses	75,351

Less:
Advisory fees waived and expenses reimbursed (Note 3)	(61,191)
Net expenses	14,160
Net investment loss	(9,704)

Net Realized and Unrealized Gain/(Loss)
on Investments (Notes 2 and 4):
Net realized gain/(loss) from security transactions	(135,741)
Net change in unrealized appreciation of investments	213,859
Net realized and unrealized gain on investments	78,118

Net increase in net assets resulting from operations	$ 68,414

* Commencement of operations

BRYCE CAPITAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the Period of September 14* through June 30, 2005

Bryce Capital
Value Fund

Net investment loss	$ (7,894)
Net realized loss from security transactions	(143,023)
Net change in unrealized appreciation
of investments	321,929
Net increase in net assets
resulting from operations	171,012

From Capital Share Transactions:
Shares sold	2,803,657
Shares redeemed	65,596
Net increase in net assets from
capital share transactions	2,738,061

Net increase in net assets	2,909,073

Net Assets:
Beginning of Period	50,000
End of Period*	$2,959,073
* Includes accumulated net investment loss of:	$ 7,894

Capital Share Transactions:
Shares as of September 14, 2004	5,000
Shares sold	265,534
Shares redeemed	(6,236)
Shares as of June 30, 2005	264,298

* Commencement of operations

BRYCE CAPITAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the Period of September 14* through June 30, 2005

Bryce Capital
Growth Fund
From Operations:
Net investment loss	$ (9,704)
Net realized loss from security transactions	(135,741)
Net change in unrealized appreciation
of investments	213,859
Net increase in net assets
resulting from operations	68,414

From Capital Share Transactions:
Shares sold	2,355,396
Shares redeemed	(151,771)
Net increase in net assets from
capital share transactions	2,203,625

Net increase in net assets	2,272,039

Net Assets:
Beginning of Period	50,000
End of Period*	$2,322,039
* Includes accumulated net investment loss of:	$ (9,704)

Capital Share Transactions:
Shares as of September 14, 2004	5,000
Shares sold	226,970
Shares redeemed	(15,062)
Shares as of June 30, 2005	216,908

* Commencement of operations

BRYCE CAPITAL FUNDS
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

For the Period Ended
June 30, 2005

	Bryce Capital
	Value Fund

Net Asset Value, Beginning of Period	$10.00	(1)

Income (Loss) From
Investment Operations:
Net investment loss (2)	-0.06
Net realized and unrealized gain (loss)
from investment operations (2)	1.26
Total from investment operations	1.20

Net Asset Value, End of Period	$11.20

Total Return (3)	12.0%

Ratios/Supplemental Data:
Net assets, end of period (000s)	$2,959
Ratio of expenses to average net
assets, before waiver/reimbursement	7.20%	(4)
Ratio of net expenses to average net
assets, after waiver/reimbursement	1.25%	(4)
Ratio of net investment loss to average
net assets, before waiver/reimbursement	-6.23%	(4)
Ratio of net investment loss to average
net assets, after waiver/reimbursement	-0.65%	(4)

Portfolio Turnover Rate	147.52%

(1) As of September 14, 2004 (commencement of operations).
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Had the Advisor not assumed a portion of the expenses, returns would have been lower.
(4) Annualized.

BRYCE CAPITAL FUNDS
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

For the Period Ended
June 30, 2005

	Bryce Capital
	Growth Fund

Net Asset Value, Beginning of Period	$10.00	(1)

Income (Loss) From
Investment Operations:
Net investment loss (2)	-0.09
Net realized and unrealized gain (loss)
from investment operations (2)	0.80
Total from investment operations	0.71

Net Asset Value, End of Period	$10.71

Total Return (3)	7.1%

Ratios/Supplemental Data:
Net assets, end of period (000s)	$2,322
Ratio of expenses to average net
assets, before waiver/reimbursement	7.99%	(4)
Ratio of net expenses to average net
assets, after waiver/reimbursement	1.25%	(4)
Ratio of net investment loss to average
net assets, before waiver/reimbursement	-7.53%	(4)
Ratio of net investment loss to average
net assets, after waiver/reimbursement	-1.03%	(4)

Portfolio Turnover Rate	123.20%

(1) As of September 14, 2004 (commencement of operations).
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Had the Advisor not assumed a portion of the expenses, returns would have been lower.
(4) Annualized.

BRYCE CAPITAL FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2005

Note 1.  Organization

Bryce Capital Funds (the “Trust”) was organized as a Delaware business trust formed on April 1, 2004 and currently offers two series: Bryce Capital Growth Fund and Bryce Capital Value Fund (each, a “Fund” or a “Series”). Each Series is authorized to issue an unlimited number of shares, par value $.001 per share. All shares of each Series have equal rights and privileges.

The Trust is registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). Each Fund commenced investment operations on September 14, 2004.  Each Fund’s business and affairs are managed by its officers under the direction of the Board of Trustees.  Each Fund’s investment objective is to seek long-term growth of capital.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.                         Security Valuation – Securities listed on a national securities exchange and certain over-the-counter securities are valued as of the close of each business day, at the last sales price on the exchange or the over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and ask prices. NASDAQ traded securities are valued at the NASDAQ official closing price (NOCP).  Securities for which market quotations are not readily available are valued at their fair value following procedures approved by the Board of Trustees.  Short-term investments held by a Fund that mature in 60 days or less are valued at amortized cost, which approximates market value.

B.                          Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes.   Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.

C.                          Federal Income Taxes - Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.

D.                         Dividends and Distributions to Shareholders - Each Fund records dividends and distributions to shareholders on the ex-dividend date.  Each Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.                          Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

Costs incurred in connection with the Fund’s organization are paid by “the Funds” investment advisor Bryce Capital Management, LLC.

Note 3.  Investment Advisory Fee and Other Transactions

The Trust has entered into an investment advisory agreement (the “Agreement”) on behalf of each Fund with Bryce Capital Management, LLC. (the “Adviser”). Pursuant to the Agreement, the Adviser manages the investment portfolio of the Funds, subject to policies adopted by the Trust’s Board of Trustees, and furnishes office space and all necessary facilities, equipment and executive personnel necessary for managing the day-to-day operations of the Funds.   For its services, the Adviser receives a fee, paid monthly, calculated at an annual rate of 1.00% of each Fund’s average daily net assets.

The Adviser has voluntarily agreed to waive its advisory fee and reimburse other expenses to the extent a Fund’s operating expenses exceed 1.25% (excluding distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) of each Fund’s average daily net assets. The Fund has a recapture agreement with the Adviser allowing for reimbursement of waived fees and/or reimbursed fees subject to the expense limits of the Funds.  For the period ended June 30, 2005, the Adviser waived fees amounting to the following:

Bryce Capital Value Fund	$66,672
Bryce Capital Growth Fund	$61,191

The Trust has entered into a Fund Accounting Service Agreement and a Transfer Agency and Service Agreement (“Agreements”) with Gemini Fund Services, LLC (“GFS”).  Pursuant to the Agreements, GFS serves as Transfer Agent and Dividend Disbursing and Fund Accounting Agent to each Fund.  For these services, each Fund pays GFS an annual fee, paid monthly, based on a percentage of the Fund’s average daily net assets, subject to certain minimum requirements.

Aquarius Fund Distributors, LLC (“AFD”) is the Distributor of the Trust.  The Trust on behalf of each Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act.  Pursuant to the Plan, the Distributor will pay the promotional and advertising expenses related to the distribution of each Fund’s shares and for the printing of all Fund prospectuses used in connection with distribution and sale of each Fund’s shares. Each Fund will pay the Distributor a fee calculated at an annual rate of .25% of the Fund’s average daily net assets. During the period ended June 30, 2005, the Plan was not in effect, hence the Funds did not accrue any fees and no payments were made.

Note 4.  Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for each Fund for the period ended June 30,2005 were approximately as follows:

	Capital Value Fund	Capital Growth Fund
Purchases	$5,385,000	$3,930,000
Sales	$2,645,000	$1,715,000

At June 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

	Capital Value Fund	Capital Growth Fund
Gross unrealized appreciation	$349,029	$223,271
Gross unrealized depreciation	$(27,100)	$(9,412)
Net unrealized appreciation	$321,929	$213,859

 INDEPENDENT AUDITORS REPORT

Board of Directors

Bryce Capital Growth Fund

Pittsford, New York

               We have audited the accompanying statement of assets and liabilities of the Bryce Capital Growth Fund, including the schedule of investments in securities, as of June 30, 2005, and the related statements of operations, changes in net assets and the financial highlights for the period September 14, 2004 through June 30, 2005.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

               We conducted our audit in accordance with The Public Company Accounting Oversight Board Standards (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bryce Capital Growth Fund as of June 30, 2005, and the results of its operations, the change in its net assets and the financial highlights for period September 14, 2004 through June 30, 2005, in conformity with generally accepted accounting principles in the United States of America.

Rochester, New York

  July 20, 2005

    INDEPENDENT AUDITORS REPORT

Board of Directors

Bryce Capital Value Fund

Pittsford, New York

               We have audited the accompanying statement of assets and liabilities of the Bryce Capital Value Fund, including the schedule of investments in securities, as of June 30, 2005, and the related statements of operations, changes in net assets and the financial highlights for the period September 14, 2004 through June 30, 2005.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

               We conducted our audit in accordance with The Public Company Accounting Oversight Board Standards (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bryce Capital Value Fund as of June 30, 2005, and the results of its operations, the change in its net assets and the financial highlights for period September 14, 2004 through June 30, 2005, in conformity with generally accepted accounting principles in the United States of America.

Rochester, New York

  July 20, 2005

TRUSTEES AND OFFICERS

(unaudited)

Overall responsibility for conduct of the Trust’s affairs rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually.  The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an “interested person” of the Trust, as defined by the 1940 Act, is indicated in a separate table below.  The Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by record holders of at least 10% of a Fund’s outstanding shares.  The Trust’s bylaws contain procedures for the removal of Trustees by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Trustee or Trustees from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed Trustees.

Name and Age	Position(s) Held with the Company	Trustee Since	Principal Occupation During the Past 5 Years and Trusteeship of Public Companies*	Number of Portfolios in the Fund Complex Overseen by Trustee
Pamela Evans, 47	Trustee	2004	See Below	2
Richard Ten Haken, 71	Trustee	2004	See Below	2
Robert Wayland-Smith, 61	Trustee	2004	See Below	2

                                        *            Please see each Board member’s personal description below.

Interested Trustees Name and Age	Position(s) Held with the Company	Trustee Since	Principal Occupation During the Past 5 Years and Trusteeship of Public Companies*	Number of Portfolios in the Fund Complex Overseen by Trustee
Edmond Sheidlower, 38	President	2004	Principal – Bryce Capital	2
Dennis Lohouse, 51	CFO	2004	Principal – Bryce Capital	2

                                        *            Please see each Board member’s personal description below.

Pamela Evans.  Ms. Evans has more than 23 years of sales, marketing and operating experience in the global markets. As a marketing executive dealing with innovative, durable and consumer packaged goods, she has worked with Eveready Battery Company, Ralston Purina, Union Carbide, Olympus America, Esselte Pendaflex and, most recently, The Sentry Group. In each case she has provided strategic planning, brand building and revitalizing and increased corporate positions in the marketplace.

At Sentry Group she played a key role in increasing global sales and new product introduction. She is currently working with Proctor and Gamble and the Gillette Company on strategic shopper based design initiatives.

Ms. Evans is on the Board of Directors of The Humane Society at Lollypop Farm, The Little Theatre In Rochester and is a member of the Board of Advisors of Electri-Cord Manufacturing Company.

Robert Wayland-Smith.   Mr. Wayland-Smith joined Lincoln Rochester Trust Company, a predecessor of JPMorgan Chase & Co., in 1967 as a management trainee in the portfolio and liability management department.  During his 31-year career at the bank he served in a number of senior management positions including municipal dealership, portfolio and liability management, financial and investment services, and personal and institutional trust.  He served as President and CEO of the Rochester Division from 1988 through June 1993.  At the time of his retirement in December 1998, he was the Senior Upstate Trust and Investment Division Executive for the Chase Manhattan Bank.

A native of Oneida, New York, Wayland-Smith graduated from the University of Rochester in 1965 with a Bachelor of Arts degree in Economics.  He has two married daughters who are elementary school teachers.

Active in a number of community and professional organizations, Wayland-Smith currently serves on the Board of Directors of the Greater Rochester Individual Practice Association, the Board of Trustees of Rochester Institute of Technology, the Board of Trustees of the Center for Governmental Research, Inc., Chair of the College Council at SUNY Geneseo, the Board of Trustees of the Oneida Community Mansion House, the Finance and Investor Relations Committee of the Greater Rochester Enterprise, the Prospect Research and Leadership Giving Committees of the United Way and the Development Committee of Hope Hall School.

Richard Ten Haken.   Dr. Ten Haken has extensive experience in Administration, Financial management and policy development in the public and private sectors. He served as Independent Director/Trustee of the 72 funds in the JPMorgan (formerly Chase Vista) mutual funds complex representing over $100 billion in client assets.

He also served as Trustee for the New York State Teachers’ Retirement System for the period 1972 to 1994. During that period he served as President, Chairman of the Board, member of the Executive Committee, Chair of the Finance and Investment, Audit and Accounting and Actuarial Committees.

Dr. Ten Haken served as Chief Executive Officer for B.O.C.E.S of Monroe and Orleans Counties from 1970 to 1993. Prior to this appointment he held positions as School Superintendent for Rush-Henrietta and Ticonderoga Central school districts in New York.

Dr. Ten Haken holds a Doctor of Education in Educational Administration and Finance and a Master of Science in Finance both from Syracuse University as well as a Bachelor of Arts in Economics and Business Administration from Hope College, Holland, Michigan.

Edmond D. Sheidlower, CMFC.  Mr. Sheidlower has 16 years of significant investment experience. Prior to co-founding Bryce Capital Management, Mr. Sheidlower spent 11 years in the investment business, the last 9 years at Chase Manhattan Bank. In his most recent position he was a Portfolio Manager in Chase's Personal Trust & Investment Asset Management Group, responsible for the management of over $300 million in client assets.

Prior to joining Chase's Personal Trust & Investment Asset Management Group he was a member of Chase's Institutional Asset Management team, where he served as Equity Research coordinator for the Upstate Regional Bank and was associate portfolio manager of Chase’s equity mutual and collective funds.

A 1988 graduate of Hobart College in Geneva, New York, Mr. Sheidlower holds a Bachelor of Arts degree in Economics and he has earned the Chartered Mutual Fund Counselor (CMFC) designation.

Dennis E. Lohouse, CFA.  A founding partner of Bryce Capital Management, Mr. Lohouse began his career in the investment business as a securities analyst in the Equity Research department of Chase Manhattan Bank in 1986. In 1987 he was appointed Director of Research with responsibility for stock research and trading. In that same year he became co-manager of the Trinity Equity Trust, a $200 million diversified equity fund.

In 1990 he moved to Chase's investment banking group and specialized in valuations of corporations and closely held businesses.  Early in 1992, he was named Manager of Chase's Institutional Investment Group.  In 1994, Mr. Lohouse assumed responsibility for all Upstate Corporate and Institutional businesses and was appointed Chief Investment Officer in January of 1995.  He was also a Managing Director and registered principal of Chase Securities Inc.

He holds an MBA in Finance and Accounting from the William E. Simon School at the University of Rochester, an MS in Economics and a BA in Psychology both from the State University of New York at Buffalo. He has earned the Chartered Financial Analyst (CFA) designation and is a member of the American Society of Appraisers, the Treasury Management Association and the International Association of Financial Planners.

He is currently a member of the Board of Directors and Executive Committee of the Rochester Area Community Foundation and has recently stepped down as Chairman of its investment committee.

Shareholder Fee Examples

(unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption/exchange fees1; and (2) ongoing costs, including management fees; distribution and service fees (12b-1) fees2; and other fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in our Funds and to compare these costs with the ongoing costs of other mutual funds.

The example is based on an investment on $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

Actual Expenses

The table provides information about actual account values and actual expenses for each Fund.  You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 divided by $1,000 =8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the Funds and an assumed rate of return of 5% per year before expenses, which is not the actual return of a Fund.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in our Funds to other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees.  Therefore the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Bryce Value Fund	Expense Ratio	Beginning Account Value 1/01/05	Ending Account Value[3] 6/30/05	Expenses Paid 1/01/05–6/30/05
Actual	1.25%	$1,000	$1,018.60	$6.26
Hypothetical	1.25%	$1,000	$1,018.60	$6.26

Bryce Growth Fund	Expense Ratio	Beginning Account Value 1/01/05	Ending Account Value[3] 6/30/05	Expenses Paid 1/01/05–6/30/05
Actual	1.25%	$1,000	$1,018.60	$6.26
Hypothetical	1.25%	$1,000	$1,018.60	$6.26

1 Bryce Capital Funds are no-load funds.  There is no front or back end sales charge. Each Fund is required by law to assess a redemption fee equal to 2% of the net amount of the redemption on the redemption of its shares that are held for less than 5 business days.

2 Bryce Capital Funds do not pay any distribution or service (12b-1) fees. On June 28, 2004, the Trust’s Board of Trustees approved, on behalf of each Fund, a Plan of Distribution (the “12b-1 Plan”) that will not be implemented until a later date, to be determined by the Board of Trustees.

3 Return and expenses amortized for partial year 1/01/05 to 6/30/05.

Bryce Capital Funds

Aquarius Fund Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

1-866-62-BRYCE

www.brycefunds.com

Not FDIC Insured – May Lose Value – No Bank Guarantee

For more complete information, including fees, risks and expenses please call the Bryce Capital Funds Group at 1-866-62-BRYCE or go to our website at www.brycefunds.com for a prospectus. Read the prospectus carefully before you invest or send money. This report is for the information of shareholders of Bryce Capital Growth Fund and Bryce Capital Value Fund. A description of the funds’ voting policies and procedures is available without charge upon request, by calling the Bryce Capital Funds Group toll free number above or by accessing the SEC’s website at http://www.sec.gov.

Copyright 2005 Bryce Capital Management, LLC